UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2006

PUBLIC STORAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

California	1-8389	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to disclose the Unaudited Pro Forma Condensed Consolidated Financial Statements and the notes thereto, attached hereto as Exhibit 99.1, prepared to reflect the proposed acquisition by Public Storage, Inc. (the “Company” or “Public Storage”) of Shurgard Storage Centers, Inc. (“Shurgard”) previously announced on March 7, 2006. The following pro forma condensed consolidated financial statements do not purport to represent what Public Storage’s results of operations would actually have been if the merger had in fact occurred as of January 1, 2005 or to project Public Storage’s results of operations for any future date or period. We cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial information will prove to be correct.

Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in “Management’s Discussion and Analysis” in the Company’s most recent annual and quarterly reports. These risks include, but are not limited to, the following: changes in general economic conditions and in the markets in which Public Storage operates; the impact of competition from new and existing storage and commercial facilities and other storage alternatives, which could impact rents and occupancy levels at the Company’s facilities; difficulties in Public Storage’s ability to evaluate, finance and integrate acquired and developed properties into its existing operations and to fill up those properties, which could adversely affect the Company’s profitability; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing Real Estate Investment Trusts, which could increase the Company’s expenses and reduce cash available for distribution; consumers’ failure to accept the containerized storage concept which would reduce the Company’s profitability; difficulties in raising capital at reasonable rates, which would impede the Company’s ability to grow; delays in the development process, which could adversely affect profitability; economic uncertainty due to the impact of war or terrorism could adversely affect its business plan; and risks related to the Company’s agreement to acquire Shurgard including risks related to completion of the transaction, risks associated with Shurgard’s level of debt, Shurgard’s investment in European operations that have not yet generated profits, and risks associated with the integration of Shurgard’s operations. The Company disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of this document, except where expressly required by law. These statements are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and the actual results to differ materially.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE, INC. (Registrant)

Date: April 24, 2006	By:	/s/ John Reyes
John Reyes Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Pro Forma Financial Information